CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Form N-14 Registration Statement of Automated Cash Management Trust of our report dated September 24, 1999 on the financial statements as of July 31, 1999, of Automated Cash Management Trust, incorporated by reference in this registration statement.



                                          /S/ ARTHUR ANDERSEN LLP

                                              ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 16, 2000